UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2022

System1, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39331	98-1531250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4235 Redwood Avenue Marina Del Rey, California	90066
(Address of principal executive offices)	(Zip Code)

(310) 924-6037

(Registrant’s telephone number, including area code)

Trebia Acquisition Corp.

41 Madison Avenue, Suite 2020

New York, NY 10010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SST	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SST.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “System1” and the “Company” refer to System1, Inc., a Delaware corporation (f/k/a Trebia Acquisition Corp., a Cayman Islands exempted company), and its consolidated subsidiaries following the closing of the Business Combination. Unless the context otherwise requires, references to “Trebia” refer to Trebia Acquisition Corp., prior to the closing of the Business Combination (“Trebia”). All references herein to the “Board” refer to the board of directors of the Company.

The Company is filing this Form 8-K/A (this “Amendment No.2”) to further amend its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission (the “SEC”) on February 2, 2022 and initially amended by Amendment No.1 to its Current Report on Form 8-K/A filed with the SEC on February 3, 2022 (as so amended, the “Original Form 8-K”), by amending and restating the “Security Ownership of Certain Beneficial Owners and Management” table previously set forth in Item 2.01 of the Original Form 8-K. Except as expressly set forth herein, this Amendment No.2 does not amend, modify or update the disclosures contained in the Original Form 8-K. Terms used in this Amendment No.2 but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Original Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

FORM 10 INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of all classes of Common Stock following the consummation of the Business Combination by:

•	each person who is known to be the beneficial owner of more than 5% of shares of Common Stock;

•	each of System1’s current named executive officers and directors; and

•	all current executive officers and directors of System1 as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Unless otherwise indicated, the address of each individual below is 4235 Redwood Avenue, Marina Del Rey, CA 90066.

Unless otherwise indicated, System1 believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Name of Beneficial Owner	Shares of System1 Class A Common Stock+	System1 Class A Common Stock Beneficial Ownership Percentage	Voting Power Percentage++
Executive Officers and Directors
Michael Blend(1)	3,121,790	3.8%	3.0%
Tridivesh Kidambi(2)	868,100	1.1%	*
Paul Filsinger	875,900	1.1%	*
Brian Coppola	303,055	*	*
Jennifer Robinson	4,074	*	*
Daniel Weinrot	98,106	*	*
Beth Sestanovich	267,436	*	*
Jennifer Prince	—	—	—
William P. Foley, II(3)	8,471,372	9.8%	7.8%
Moujan Kazerani(4)	73,200	*	*
Christopher Phillips(5)	29,150,499	35.5%	28.0%
Dexter Fowler	—	—	—
Frank R. Martire, Jr.(6)	5,261,449	6.2%	5.0%
Caroline Horn	—	—	—
All Directors and Officers (14 Individuals)	48,494,981	53.3%	43.5%
Greater than 5% Holders
Trasimene Trebia, LP(3)	8,471,372	9.8%	7.8%
BGPT Trebia, LP(6)	5,261,449	6.2%	5.0%
Cannae Holdings, LLC	27,181,770	33.3%	26.2%
Stanley Blend(7)	13,715,880	15.1%	13.2%
Lone Star Friends Trust(8)	11,982,727	13.3%	11.5%
CEE Holdings Trust(9)	4,599,438	5.4%	4.4%

Notes:

*	Denotes less than 1%
+

Represents shares of System1 Class A Common Stock that the stockholders shown beneficially own as of January 27, 2022 or have the right to acquire within 60 days thereafter, upon vesting and exercise of stock options, upon exercise of warrants held by the stockholder or upon exercise of the stockholder’s redemption right of any

Class B Units in S1 Holdco held by such stockholder. The shares included in this column are deemed to be outstanding in calculating the percentage ownership of System1 Class A Common Stock of such stockholder, but are not deemed to be outstanding as to any other stockholder. Excludes performance-based Restricted Stock Units (“RSUs”) granted to each of Michael Blend and Just Develop It Limited.
++

Assumes redemption of all Class B Units by all members of S1 Holdco for shares of System1 Class A Common Stock, which would have resulted in an additional 22,077,319 shares of System1 Class A Common Stock outstanding as of January 27, 2022. Includes shares that the stockholders shown have the right to acquire as of January 27, 2022 or within 60 days thereafter as described in immediately preceding footnote above.

(1)

Consists of (i) 35,000 warrants (the “Public Warrants”) exercisable for 35,000 shares of System1 Class A Common Stock at an exercise price of $11.50 per share held directly by Mr. Blend and (ii) 3,086,790 shares of System1 Class A Common Stock held by Lone Investment Holdings, LLC (“LIH”). Mr. Blend is the manager of LIH, and may be deemed to have voting and dispositive power over the shares held by LIH. Mr. Blend disclaims beneficial ownership in the shares held by LIH except to the extent of his pecuniary interest therein. Excludes (i) 172,440 shares of System1 Class A Common Stock and 961,613 shares of System1 Class A Common Stock issuable upon the exchange or redemption of 961,613 Class B Units of S1 Holdco (and cancellation of the corresponding Class C Common Stock, par value $0.0001 per share, of the Company (the “Class C Common Stock”) held by OpenMail2, LLC (“OpenMail2”) and (ii) 45,077 shares of System1 Class A Common Stock and 251,379 Class B Units of S1 Holdco (and the corresponding shares of Class C Common Stock of the Company), in each case, directly held by the Blend Family Foundation. OpenMail2 is jointly controlled by Michael Blend, Charles Ursini and Tridivesh Kidambi as members of the board of managers thereof and they may be deemed to jointly control the voting and dispositive power over the shares held by OpenMail2. The directors of the Blend Family Foundation are Michael Blend, Sandra Blend and Stanley Blend. The Public Warrants by their terms become exercisable (including by cash settlement) 30 days following the Closing Date. The terms of the Public Warrants are set forth in the Warrant Agreement filed with the SEC on June 22, 2020 as Exhibit 4.1 to the Company’s Current Report on Form 8-K. Holders of Class B Units of S1 Holdco are entitled to have their Class B Units of S1 Holdco exchanged or redeemed for System1 Class A Common Stock on a one-for-one basis or, at the election of the Company, a cash payment in an amount per Class B Unit of S1 Holdco redeemed and calculated based on the volume weighted average market price of a share of System1 Class A Common Stock at the time of redemption. The Class B Units of S1 Holdco do not have voting rights, but holders of Class B Units of S1 Holdco own a corresponding number of shares of Class C Common Stock of the Company, which have voting rights and vote together with the shares of System1 Class A Common Stock. Excludes 725,000 shares of System1 Class A Common Stock issuable upon the vesting of 725,000 RSUs that were granted to Mr. Blend as of the Closing Date of the Business Combination and vest upon the occurrence of: (a) the first trading day on which the volume weighted average price of System1 Class A Common Stock equals or exceeds $12.50 per share for any 20 trading days within a period of 30 consecutive trading days or (b) a Change of Control (as defined in the Business Combination Agreement) in which the valuation of System1 Class A Common Stock is equal to or in excess of $12.50 per share, in each case during the five-year period following the closing of the Business Combination.

(2)

Consists of (i) 15,000 Public Warrants exercisable for 15,000 shares of System1 Class A Common Stock at an exercise price of $11.50 per share held directly by Mr. Kidambi, (ii) 15,518 shares of System1 Class A Common Stock held by Mr. Kidambi’s spouse (who is also an employee of the Company) and (iii) 401,489 shares of System1 Class A Common Stock held directly by Mr. Kidambi. Excludes 172,440 shares of System1 Class A Common Stock and 961,613 shares of System1 Class A Common Stock issuable upon the exchange of 961,613 Class B Units of S1 Holdco (and cancellation of the corresponding shares of Class C Common Stock of the Company) held by OpenMail2. OpenMail2 is jointly controlled by Michael Blend, Charles Ursini and Tridivesh Kidambi as members of the board of managers thereof and they may be deemed to jointly control the voting and dispositive power over the shares held by OpenMail2.

(3)

Consists of (i) 3,737,205 shares of System1 Class A Common Stock directly held by Trasimene Trebia, LP (the “Trebia Sponsor”) and (ii) 4,734,167 shares of System1 Class A Common Stock issuable upon the exercise of 4,734,167 warrants directly held by the Trebia Sponsor. Excludes 833,750 shares of System1 Class A Common Stock issuable upon the automatic conversion of 833,750 shares of Class D Common Stock, par value $0.0001 per share, of the Company (the “Class D Common Stock”) held by the Trebia Sponsor. Under the Company’s Certificate of Incorporation, the Class D Common Stock is non-voting and does not confer economic rights other than the accrual of certain dividends, automatically converts into System1 Class A Common Stock on a one-for-one basis if, during the period beginning on the Closing Date and ending on the fifth anniversary of the Closing Date, either the volume-weighted average price of System1 Class A Common Stock equals or exceeds $12.50 per share for any 20 trading days within a period of 30 consecutive trading days or there is a “change in control” where the valuation of System1 Class A Common Stock equals or exceeds $12.50 per share (“Class D Conversion Event”), and is automatically forfeited to the Company for no consideration if a Class D Conversion Event has not occurred prior to the fifth anniversary of the Closing Date. The terms of the Class D Common Stock are set forth in the Certificate of Incorporation of the Company filed with the SEC as Exhibit 3.1 to this Current Report.
(4)

Consists of (i) 20,500 shares of System1 Class A Common Stock and 40,700 shares of System1 Class A Common Stock issuable upon exercise of 40,700 Public Warrants, in each case held directly by Mr. Kazerani, the spouse of Ms. Kazerani, and (ii) 12,000 shares of System1 Class A Common Stock held by Ms. Kazerani’s in-laws, over which shares Ms. Kazerani’s spouse has voting and dispositive power pursuant to a power of attorney granted to him.

(5)

Consists of (i) 500,000 shares of System1 Class A Common Stock issuable upon the exercise of 500,000 warrants (the “Private Placement Warrants”) originally issued in a private placement in connection with the initial public offering of Trebia and held by Just Develop It Limited (“JDIL”) and (ii) 28,650,499 shares of System1Class A Common Stock held by JDI & AFH Limited (“J&A”). Excludes 725,000 shares of System1Class A Common Stock granted to JDIL as of the Closing Date of the Business Combination and vest upon the occurrence of: (a) the first trading day on which the volume weighted average price of System1 Class A Common Stock equals or exceeds $12.50 per share for any 20 trading days within a period of 30 consecutive trading days or (b) a Change of Control (as defined in the related RSU grant notice and award agreement) in which the valuation of System1 Class A Common Stock is equal to or in excess of $12.50 per share, in each case during the five-year period following the closing of the Business Combination. The Private Placement Warrants by their terms become exercisable (including by cash settlement) 30 days following the Closing Date. The terms of the Private Placement Warrants are set forth in the Warrant Agreement filed with the SEC on June 22, 2020 as Exhibit 4.1 to the Company’s Current Report on Form 8-K.

(6)

Consists of 2,762,282 shares of System1 Class A Common Stock directly held by BGPT Trebia, LP (the “BGPT Sponsor”) and 2,499,167 shares of System1 Class A Common Stock issuable upon the exercise of 2,499,167 Warrants directly held by the BGPT Sponsor. Excludes 616,250 shares of System1 Class A Common Stock issuable upon the automatic conversion of 616,250 shares of Class D Common Stock held by the BGPT Sponsor. Under the Company’s Certificate of Incorporation, the Class D Common Stock is non-voting and does not confer economic rights other than the accrual of certain dividends, automatically converts into System1 Class A Common Stock on a one-for-one basis if, during the period beginning on the Closing Date and ending on the fifth anniversary of the Closing Date, either the volume-weighted average price of System1 Class A Common Stock equals or exceeds $12.50 per share for any 20 trading days within a period of 30 consecutive trading days or there is a “change in control” where the valuation of System1 Class A Common Stock equals or exceeds $12.50 per share (“Class D Conversion Event”), and is automatically forfeited to the Company for no consideration if a Class D Conversion Event has not occurred prior to the fifth anniversary of the Closing Date. The terms of the Class D Common Stock are set forth in the Certificate of Incorporation of the Company filed with the SEC as Exhibit 3.1 to this Current Report.

(7)

Consists of (i) 3,537,147 shares of System1 Class A Common Stock, 500,000 shares of System1 Class A Common Stock issuable upon the exercise of 500,000 warrants and 7,945,580 Class B Units of S1 Holdco (and the corresponding shares of Class C Common Stock of the Company), in each case, directly held by Lone Star Friends Trust (“Lone Star”), (ii) 592,514 shares of System1 Class A Common Stock and 251,379 Class B Units of S1 Holdco (and the corresponding shares of Class C Common Stock of the Company) directly held by the Dante Jacob Blend Trust, for which Mr. Blend is the trustee (the “Dante Trust”), (iv) 592,514 shares of System1 Class A Common Stock and 251,379 Class B Units of S1 Holdco (and the corresponding shares of Class C Common Stock of the Company) directly held by the Nola Delfina Blend Trust, for which Mr. Blend is the trustee (the “Nola Trust”), and (v) 45,367 shares directly held by Mr. Blend in his individual capacity. Mr. Blend is the trustee of each of Lone Star, the Dante Trust and the Nola Trust, and has voting and dispositive power over the shares held by each of Lone Star, the Dante Trust and the Nola Trust but disclaims beneficial interest in such shares except to the extent of any pecuniary interest therein (if any). Mr. Blend, an attorney at Clark

Hill in San Antonio, Texas, is the father of Michael Blend, the Company’s co-founder, CEO and Chairman of the Board. Michael Blend and his family are the beneficiaries of Lone Star.
(8)	See Footnote (7) above.
(9)

Consists of 1,191,217 shares of System1 Class A Common Stock and 3,408,221 Class B Units of S1 Holdco (and the corresponding shares of Class C Common Stock of the Company), in each case, directly held by the CEE Holdings Trust. Jackson Hole Trust Co. is the trustee of the CEE Holdings Trust and has voting and dispositive power over the shares held by the CEE Holdings Trust but disclaims beneficial interest in such shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

System1, Inc.

Date: February 9, 2022	By:	/s/ Daniel Weinrot
	Name:	Daniel Weinrot
	Title:	General Counsel & Corporate Secretary